UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2003


                            Palomar Enterprises, Inc.
               (Exact name of Registrant as specified in charter)


         Nevada                        333-54996                 88-0470235
(State of Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


     1802 N. Carson St. #212-2705
         Carson City, Nevada                                      89701-1230
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (775) 887-0670


                         7898 E. Acoma Drive, Suite 203
                            Scottsdale, Arizona 85260
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On or about May 16, 2003, the Board of Directors of the Company appointed Steve Bonenberger to serve as President and Secretary of the Company, and Brent Fouch in the capacity of Treasurer of the Company. As a result of the appointment of Mr. Bonenberger as President and Secretary and Mr. Fouch as Treasurer, the Company entered into agreements to secure the employment of said individuals to their respective positions.

     Pursuant to the duly executed employment agreements, Messrs. Bonenberger and Fouch shall be employed for a period of one (1) year, to expire not earlier than May 16, 2004, for compensation in the amount of $60,000 per person, due upon execution of subject employment agreements. Messrs. Bonenberger and Fouch have elected to accept restricted common stock in the amount of 6,000,000 shares in lieu of cash compensation. The said shares subject to this transaction shall be restricted securities as that term is defined in Paragraph (a)(3) of Rule 144, under the Securities Act of 1933, as amended (the "Securities Act").

     As a result of the foregoing, the post-closing capitalization of the Company's shares is anticipated to be as follows:

 Title          Name and Address of      Amount and Nature of
of Class         Beneficial Owner         Beneficial Owner      Percent of Class
--------         ----------------         ----------------      ----------------
Common    Steve Bonenberger               6,000,000 shares           25.58%
          1802 N. Carson St. #212-2705
          Carson City, Nevada 89701

Common    Brent Fouch                     6,000,000 shares           25.58%
          1802 N. Carson St. #212-2705
          Carson City, Nevada 89701

Common    Other shareholders             11,454,857 shares           48.84%

     Additionally, the employment agreements entered into by and between the Company and Messrs. Bonenberger and Fouch stipulate the employees shall be nominated for election as a director at each meeting of shareholders held for the election of directors for the term of the agreements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     The new address for the Company is 1802 N. Carson St. #212-2705, Carson City, Nevada 89701. The new telephone number for the business is (775) 887-0670.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On or about May 12, 2003, the Company tendered the resignation of Vic Schaefer as a Member of the Board of Directors of Palomar Enterprises, Inc.

     On or about May 13, 2003, the Company tendered the resignation of Brad Reckert as a Member of the Board of Directors of Palomar Enterprises, Inc.

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
     On or about May 16, 2003, the Company tendered the resignation of Jeffery Halbirt as a member of the Board of Directors of Palomar Enterprises, Inc.

     On or about May 16, 2003, the Company tendered the resignation of Kim Moore as a member of the Board of Directors of Palomar Enterprises, Inc.

     Each of the aforementioned directors has resigned without disagreement with the Company on any matter relating to the registrant's operations, policies or practices.

     Subsequently,   the   shareholders   of  the  Company  have  elected  Steve
Bonenberger and Brent Fouch to the Board of Directors of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Signature                         Title                           Date
      ---------                         -----                           ----


/s/ Steve Bonenberger              President, Secretary             May 19, 2003
-----------------------------      and Director
Steve Bonenberger



/s/ Brent Fouch                    Treasurer and                    May 19, 2003
-----------------------------      Director
Brent Fouch

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